UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8287

Cohen & Steers Realty Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2011

Item 1. Reports to Stockholders.

COHEN & STEERS REALTY INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2011. The net asset values (NAV) per share at that date were $11.71, $11.07, $11.04 and $12.08 for Class A, Class B, Class C and Class I shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2011	Year Ended December 31, 2011
Cohen & Steers Realty Income Fund—Class A	–4.01%	6.08%
Cohen & Steers Realty Income Fund—Class B	–4.32%	5.29%
Cohen & Steers Realty Income Fund—Class C	–4.32%	5.39%
Cohen & Steers Realty Income Fund—Class I	–3.79%	6.44%
FTSE NAREIT Equity REIT Index[a]	–1.73%	8.29%
S&P 500 Index[a]	–3.69%	2.11%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 5% and 1% maximum contingent deferred sales charge on Class B and Class C shares, respectively. If such charges were included, returns would have been lower.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry to deter investors from arbitraging funds with a large percentage of non-U.S. holdings. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing. An investor cannot invest directly in an index.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets.

a  The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS REALTY INCOME FUND, INC.

Investment Review

U.S. real estate securities overcame macro headwinds in 2011 to advance and significantly outperformed the broader U.S. equity market. REITs trended upward through July, aided by a steady improvement in real estate fundamentals and low and declining financing costs. However, August brought severe volatility to REITs and broader global capital markets as investors reacted to unsettling developments; the U.S. economy suddenly appeared vulnerable to recession, Standard & Poor's issued its first U.S. credit rating downgrade, Europe's sovereign debt crisis began to spread to the so-called "core" and China's growth trajectory was beginning to slow.

While REITs struggled into September, the group generated fourth-quarter returns large enough to end the year with a gain. Fears of recession eased as late-period U.S. economic data stabilized and demonstrated moderate improvement; in Europe, fiscal and monetary authorities seemed to get a temporary handle on the region's formidable debt problems. Meanwhile, REITs reported third quarter earnings that generally met or exceeded expectations. They also continued to demonstrate ready access to capital, via equity and bond offerings and the refinancing of bank lines with improved terms.

Performance by property type varied widely. The self storage sector (total return of +35.2%b in the index) was a standout, benefiting from accelerating cash flow growth driven by improving broader fundamentals, coupled with taking market share from smaller private operators. Apartment owners (+15.1%) also outperformed; fundamentals were aided by improving employment trends among a younger demographic that typically has a higher-than-average propensity to rent.

The gain in regional malls (+22.0%) was driven by a strong return from Simon Property Group, which owns high-quality malls and outlet centers in desirable locations. Certain lower-quality mall owners struggled; this performance reflected a wider sector trend in which companies with the better assets and stronger balance sheets outperformed their peers.

Shopping center REITs (–0.7%) were among the underperformers. Compared with mall owners, who focus on higher income demographics, shopping centers tend to be susceptible to the broader issues of limited job and wage growth. The office sector (–0.8%) was restrained by declines in companies focused on suburban properties, where demand has been lackluster. Good performers included companies with office properties concentrated on the east and west coasts. Industrial property companies (–5.2%) declined as ProLogis, which is 80% of the sector, was hindered by slowing global growth. The company's large presence in Europe was also a liability.

Fund performance

The Fund had a positive total return for the year but underperformed its benchmark. The Fund was ahead of the index through July, but lost ground in August due to an allocation that continued to favor companies with greater cyclical sensitivity. Economically sensitive stocks were hit the hardest in the market's sudden reversal. We adjusted our cyclical leaning downward to produce a more balanced portfolio reflective of slower economic growth, and with primarily downside tail risks.

b  Sector returns as measured by the FTSE NAREIT Equity REIT Index.

COHEN & STEERS REALTY INCOME FUND, INC.

From a sector standpoint, our overweight and stock selection in the hotel sector (–14.3% return in the index) detracted from performance for the year. The group was highly sensitive to economic expectations on both the up and down sides, but ended the year with a loss. Stock selection in the shopping center and apartment sectors also hindered relative returns.

Performance benefited from our stock selection and underweight in office REITs, where we did not own or were underweight companies with secondary assets. Stock selection in the regional mall sector also helped performance; our preference was for owners of high-quality properties.

The Fund used options to a limited degree during the period; this did not have a material effect on the Fund's performance.

Investment Outlook

We expect GDP growth of between 1% and 2% in 2012, with modest but steady gains in employment. This should support continued gradual improvement in real estate fundamentals, given low new supply in most sectors. In this environment, we seek to identify markets with above-average employment (and income) trends. And in an election year that should present opportunities and risks, we will monitor how the results might affect employment in the financial and health care industries, and the Washington, D.C. market generally.

In terms of sector positioning, we like high-quality retail owners with portfolios able to thrive despite disintermediation from e-commerce or the potential loss of major tenants (e.g., Sears). We favor urban office owners that we believe should benefit from the growth of the technology, media and life science employment in markets such as San Francisco, Boston and New York. We expect that apartment companies will continue to benefit from positive demographic trends—the key 20-30 year old population group is expanding twice as fast as other segments. We remain underweight suburban offices, secondary retail and health care properties.

COHEN & STEERS REALTY INCOME FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	THOMAS N. BOHJALIAN

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS REALTY INCOME FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment

Class B—Growth of a $10,000 Investment

Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment

COHEN & STEERS REALTY INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

Average Annual Total Returns—For Periods Ended December 31, 2011

	Class A Shares	Class B Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	1.30%[b]	0.29%[c]	4.39%[e]	—
1 Year (without sales charge)	6.08%	5.29%	5.39%	6.44%
5 Years (with sales charge)	–2.14%[b]	–2.26%[d]	–1.87%	—
5 Years (without sales charge)	–1.23%	–1.87%	–1.87%	–0.89%
10 Years (with sales charge)	8.32%[b]	8.11%	8.11%	—
10 Years (without sales charge)	8.82%	8.11%	8.11%	9.20%
Since Inception[f] (with sales charge)	8.11%[b]	7.24%	7.27%	—
Since Inception[f] (without sales charge)	8.46%	7.24%	7.27%	8.73%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratios for each class of shares as disclosed in the May 1, 2011 prospectuses were as follows: Class A—1.32%; Class B and Class C—1.97% and Class I—0.97%.

a  The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Reflects a 4.50% front-end sales charge.

c  Reflects a contingent deferred sales charge of 5%.

d  Reflects a contingent deferred sales charge of 2%.

e  Reflects a contingent deferred sales charge of 1%.

f  Inception dates: September 2, 1997, January 15, 1998, January 14, 1998, and July 15, 1998 for Class A, B, C, and I, respectively.

COHEN & STEERS REALTY INCOME FUND, INC.

Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011—December 31, 2011.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS REALTY INCOME FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period[a] July 1, 2011– December 31, 2011
Class A
Actual (–4.01% return)	$1,000.00	$959.90	$6.42
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.65	$6.61
Class B
Actual (–4.32% return)	$1,000.00	$956.80	$9.62
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.38	$9.91
Class C
Actual (–4.32% return)	$1,000.00	$956.80	$9.62
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.38	$9.91
Class I
Actual (–3.79% return)	$1,000.00	$962.10	$4.70
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.42	$4.84

a  Expenses are equal to the Fund's Class A, Class B, Class C and Class I annualized expense ratio of 1.30%, 1.95%, 1.95% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS REALTY INCOME FUND, INC.

DECEMBER 31, 2011

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$76,965,447	12.8%
Equity Residential	39,335,359	6.5
HCP	28,308,166	4.7
Boston Properties	26,907,637	4.5
Ventas	24,071,412	4.0
Vornado Realty Trust	23,820,759	4.0
Public Storage	22,869,360	3.8
ProLogis	21,212,636	3.5
AvalonBay Communities	20,529,406	3.4
SL Green Realty Corp.	13,025,521	2.2

a  Top ten holdings are determined on the basis of the value of individual securities held. All of the securities listed above are common stock.The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

DECEMBER 31, 2011

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2011

		Number of Shares	Value
COMMON STOCK—REAL ESTATE	96.4%
DIVERSIFIED	6.1%
American Assets Trust		413,826	$8,487,571
Lexington Realty Trust		585,795	4,387,604
Vornado Realty Trust		309,924	23,820,759
			36,695,934
HEALTH CARE	12.1%
Cogdell Spencer		235,995	1,002,979
HCP		683,277	28,308,166
Healthcare Realty Trust		236,800	4,402,112
LTC Properties		99,400	3,067,484
Senior Housing Properties Trust		531,300	11,922,372
Ventas		436,630	24,071,412
			72,774,525
HOTEL	6.3%
Hersha Hospitality Trust		771,963	3,767,179
Host Hotels & Resorts		791,443	11,689,613
Hyatt Hotels Corp., Class Aa		322,457	12,137,282
RLJ Lodging Trust		177,930	2,994,562
Starwood Hotels & Resorts Worldwide		148,249	7,111,505
			37,700,141
INDUSTRIAL	4.6%
First Industrial Realty Trust[a]		620,055	6,343,163
ProLogis		741,960	21,212,636
			27,555,799
OFFICE	14.1%
Alexandria Real Estate Equities		130,906	9,028,587
BioMed Realty Trust		238,363	4,309,603
Boston Properties		270,157	26,907,637
Douglas Emmett		405,300	7,392,672
Hudson Pacific Properties		435,668	6,169,059
Kilroy Realty Corp.		121,609	4,629,655
Liberty Property Trust		282,922	8,736,631
Mack-Cali Realty Corp.		175,967	4,696,559
SL Green Realty Corp.		195,461	13,025,521
			84,895,924

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
RESIDENTIAL	19.9%
APARTMENT	18.4%
Apartment Investment & Management Co.		568,460	$13,023,419
Associated Estates Realty Corp.		273,975	4,369,901
AvalonBay Communities		157,193	20,529,406
BRE Properties		87,938	4,439,110
Education Realty Trust		594,015	6,076,773
Equity Residential		689,731	39,335,359
Essex Property Trust		53,700	7,545,387
Post Properties		109,951	4,807,058
UDR		426,546	10,706,305
			110,832,718
MANUFACTURED HOME	1.5%
Equity Lifestyle Properties		133,693	8,915,986
TOTAL RESIDENTIAL			119,748,704
SELF STORAGE	7.0%
CubeSmart		1,023,097	10,885,752
Extra Space Storage		225,499	5,463,841
Public Storage		170,083	22,869,360
Sovran Self Storage		70,400	3,003,968
			42,222,921
SHOPPING CENTER	24.2%
COMMUNITY CENTER	8.2%
Acadia Realty Trust		437,407	8,809,377
DDR Corp.		547,485	6,662,892
Federal Realty Investment Trust		119,197	10,817,128
Kimco Realty Corp.		628,327	10,204,030
Ramco-Gershenson Properties Trust		263,061	2,585,890
Regency Centers Corp.		270,327	10,169,702
			49,249,019

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
REGIONAL MALL	16.0%
General Growth Properties		726,697	$10,914,989
Simon Property Group		596,909	76,965,447
Taubman Centers		134,842	8,373,688
			96,254,124
TOTAL SHOPPING CENTER			145,503,143
SPECIALTY	2.1%
Digital Realty Trust		89,200	5,946,964
DuPont Fabros Technology		273,188	6,616,613
			12,563,577
TOTAL COMMON STOCK (Identified cost—$431,026,588)			579,660,668
PREFERRED SECURITIES—$25 PAR VALUE—REAL ESTATE	1.6%
DIVERSIFIED	0.6%
Capital Lease Funding, 8.125%, Series A		52,700	1,266,381
Forest City Enterprises, 7.375%, Class A		60,000	1,358,400
Lexington Realty Trust, 7.55%, Series D		59,250	1,416,667
			4,041,448
HOTEL	0.4%
Ashford Hospitality Trust, 8.45%, Series D		38,000	886,160
Pebblebrook Hotel Trust, 7.875%, Series A		60,000	1,440,600
			2,326,760
RESIDENTIAL—MANUFACTURED HOME	0.2%
Equity Lifestyle Properties, 8.034%, Series A		50,000	1,265,500
SHOPPING CENTER—REGIONAL MALL	0.4%
CBL & Associates Properties, 7.375%, Series D		99,992	2,367,811
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$9,082,129)			10,001,519

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
SHORT-TERM INVESTMENTS	3.1%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[b]		9,250,054	$9,250,054
Federated Government Obligations Fund, 0.01%[b]		9,250,031	9,250,031
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$18,500,085)			18,500,085
TOTAL INVESTMENTS (Identified cost—$458,608,802)	101.1%		608,162,272
LIABILITIES IN EXCESS OF OTHER ASSETS	(1.1)		(6,631,055)
NET ASSETS	100.0%		$601,531,217

Note: Percentages indicated are based on the net assets of the Fund.

a  Non-income producing security.

b  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments in securities, at value (Identified cost—$458,608,802)	$608,162,272
Cash	8,487
Receivable for:
Investment securities sold	2,577,823
Dividends	2,027,511
Fund shares sold	1,216,496
Other assets	16,047
Total Assets	614,008,636
LIABILITIES:
Payable for:
Investment securities purchased	10,890,986
Fund shares redeemed	930,310
Investment advisory fees	365,944
Distribution fees	19,232
Administration fees	9,759
Shareholder servicing fees	6,741
Other liabilities	254,447
Total Liabilities	12,477,419
NET ASSETS	$601,531,217
NET ASSETS consist of:
Paid-in capital	$523,884,903
Accumulated undistributed net investment income	1,115,135
Accumulated net realized loss	(73,022,291)
Net unrealized appreciation	149,553,470
$601,531,217

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2011

CLASS A SHARES:
NET ASSETS	$241,631,667
Shares issued and outstanding ($0.001 par value common stock outstanding)	20,639,628
Net asset value and redemption price per share	$11.71
Maximum offering price per share ($11.71 ÷ 0.955)[a]	$12.26
CLASS B SHARES:
NET ASSETS	$7,598,475
Shares issued and outstanding ($0.001 par value common stock outstanding)	686,155
Net asset value and offering price per share[b]	$11.07
CLASS C SHARES:
NET ASSETS	$223,592,157
Shares issued and outstanding ($0.001 par value common stock outstanding)	20,254,815
Net asset value and offering price per share[b]	$11.04
CLASS I SHARES:
NET ASSETS	$128,708,918
Shares issued and outstanding ($0.001 par value common stock outstanding)	10,651,703
Net asset value, offering and redemption price per share	$12.08

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

Investment Income:
Dividend income	$12,170,583
Expenses:
Investment advisory fees	4,358,300
Distribution fees—Class A	580,509
Distribution fees—Class B	119,292
Distribution fees—Class C	1,702,827
Shareholder servicing fees—Class A	232,204
Shareholder servicing fees—Class B	39,764
Shareholder servicing fees—Class C	567,609
Transfer agent fees and expenses	375,060
Administration fees	273,732
Shareholder reporting expenses	129,632
Professional fees	107,950
Registration and filing fees	94,522
Custodian fees and expenses	62,676
Directors' fees and expenses	50,830
Line of credit fees	17,465
Miscellaneous	40,605
Total Expenses	8,752,977
Net Investment Income	3,417,606
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	25,111,058
Options	57,098
Foreign currency transactions	(5,142)
Net realized gain	25,163,014
Net change in unrealized appreciation on investments	(340,593)
Net realized and unrealized gain	24,822,421
Net Increase in Net Assets Resulting from Operations	$28,240,027

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets:
From Operations:
Net investment income	$3,417,606	$3,348,591
Net realized gain	25,163,014	53,721,462
Net change in unrealized appreciation	(340,593)	52,085,861
Net increase in net assets resulting from operations	28,240,027	109,155,914
Dividends to Shareholders from
Net Investment Income:
Class A	(4,131,475)	(4,333,054)
Class B	(129,020)	(418,685)
Class C	(2,774,241)	(3,156,937)
Class I	(2,245,611)	(1,528,194)
Total dividends to shareholders	(9,280,347)	(9,436,870)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	60,658,091	5,544,031
Total increase in net assets	79,617,771	105,263,075
Net Assets:
Beginning of year	521,913,446	416,650,371
End of year[a]	$601,531,217	$521,913,446

a  Includes accumulated undistributed net investment income of $1,115,135 and $896,774, respectively.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended December 31,
Per Share Operating Performance:	2011	2010	2009	2008	2007
Net asset value, beginning of year	$11.24	$9.07	$6.87	$11.18	$16.83
Income from investment operations:
Net investment income[a]	0.10 [b]	0.10	0.15	0.22	0.28 [c]
Net realized and unrealized gain (loss)	0.57	2.29	2.31	(4.15)	(3.63)
Total from investment operations	0.67	2.39	2.46	(3.93)	(3.35)
Less dividends and distributions to shareholders from:
Net investment income	(0.20)	(0.22)	(0.20)	(0.23)	(0.37)
Net realized gain	—	—	—	—	(1.93)
Tax return of capital	—	—	(0.06)	(0.15)	—
Total dividends and distributions to shareholders	(0.20)	(0.22)	(0.26)	(0.38)	(2.30)
Redemption fees retained by the Fund	0.00 [d]	0.00 [d]	0.00 [d]	0.00 [d]	0.00 [d]
Net increase (decrease) in net asset value	0.47	2.17	2.20	(4.31)	(5.65)
Net asset value, end of year	$11.71	$11.24	$9.07	$6.87	$11.18
Total investment return[e]	6.08%	26.63%	37.43%	–36.07%	–20.36%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$241.6	$202.4	$161.4	$126.0	$281.9
Ratio of expenses to average daily net assets	1.30%[f]	1.32%[f]	1.39%[f]	1.32%	1.25%
Ratio of net investment income to average daily net assets	0.82%[f]	0.97%[f]	2.19%	2.17%	1.79%
Portfolio turnover rate	74%	102%	119%	92%	35%

a  Calculation based on average shares outstanding.

b  16.9% of gross income was attributable to dividends paid by Simon Property Group.

c  10% of net investment income was attributable to a special dividend paid by Boston Properties.

d  Amount is less than $0.005.

e  Does not reflect sales charges, which would reduce return.

f  Non class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class B
	For the Year Ended December 31,
Per Share Operating Performance:	2011	2010	2009	2008	2007
Net asset value, beginning of year	$10.63	$8.57	$6.51	$10.61	$16.11
Income from investment operations:
Net investment income (loss)[a]	(0.01)[b]	0.02	0.09	0.14	0.19 [c]
Net realized and unrealized gain (loss)	0.57	2.19	2.18	(3.92)	(3.49)
Total from investment operations	0.56	2.21	2.27	(3.78)	(3.30)
Less dividends and distributions to shareholders from:
Net investment income	(0.12)	(0.15)	(0.15)	(0.17)	(0.27)
Net realized gain	—	—	—	—	(1.93)
Tax return of capital	—	—	(0.06)	(0.15)	—
Total dividends and distributions to shareholders	(0.12)	(0.15)	(0.21)	(0.32)	(2.20)
Redemption fees retained by the Fund	0.00 [d]	0.00 [d]	0.00 [d]	0.00 [d]	0.00 [d]
Net increase (decrease) in net asset value	0.44	2.06	2.06	(4.10)	(5.50)
Net asset value, end of year	$11.07	$10.63	$8.57	$6.51	$10.61
Total investment return[e]	5.29%	26.03%	36.45%	–36.46%	–20.90%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$7.6	$23.2	$32.5	$41.2	$102.7
Ratio of expenses to average daily net assets	1.95%[f]	1.97%[f]	2.04%[f]	1.97%	1.90%
Ratio of net investment income (loss) to average daily net assets	(0.12)%[f]	0.19%[f]	1.48%	1.39%	1.27%
Portfolio turnover rate	74%	102%	119%	92%	35%

a  Calculation based on average shares outstanding.

b  16.9% of gross income was attributable to dividends paid by Simon Property Group.

c  10% of net investment income was attributable to a special dividend paid by Boston Properties.

d  Amount is less than $0.005.

e  Does not reflect sales charges, which would reduce return.

f  Non class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,
Per Share Operating Performance:	2011	2010	2009	2008	2007
Net asset value, beginning of year	$10.61	$8.57	$6.51	$10.61	$16.11
Income from investment operations:
Net investment income[a]	0.01 [b]	0.03	0.09	0.14	0.19 [c]
Net realized and unrealized gain (loss)	0.56	2.17	2.19	(3.93)	(3.49)
Total from investment operations	0.57	2.20	2.28	(3.79)	(3.30)
Less dividends and distributions to shareholders from:
Net investment income	(0.14)	(0.16)	(0.16)	(0.16)	(0.27)
Net realized gain	—	—	—	—	(1.93)
Tax return of capital	—	—	(0.06)	(0.15)	—
Total dividends and distributions to shareholders	(0.14)	(0.16)	(0.22)	(0.31)	(2.20)
Redemption fees retained by the Fund	0.00 [d]	0.00 [d]	0.00 [d]	0.00 [d]	0.00 [d]
Net increase (decrease) in net asset value	0.43	2.04	2.06	(4.10)	(5.50)
Net asset value, end of year	$11.04	$10.61	$8.57	$6.51	$10.61
Total investment return[e]	5.39%	25.89%	36.48%	–36.47%	–20.90%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$223.6	$210.3	$164.1	$141.1	$302.6
Ratio of expenses to average daily net assets	1.95%[f]	1.97%[f]	2.04%[f]	1.97%	1.90%
Ratio of net investment income to average daily net assets	0.09%[f]	0.26%[f]	1.45%	1.44%	1.27%
Portfolio turnover rate	74%	102%	119%	92%	35%

a  Calculation based on average shares outstanding.

b  16.9% of gross income was attributable to dividends paid by Simon Property Group.

c  10% of net investment income was attributable to a special dividend paid by Boston Properties.

d  Amount is less than $0.005.

e  Does not reflect sales charges, which would reduce return.

f  Non class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,
Per Share Operating Performance:	2011	2010	2009	2008	2007
Net asset value, beginning of year	$11.59	$9.34	$7.07	$11.49	$17.23
Income from investment operations:
Net investment income[a]	0.15 [b]	0.15	0.18	0.27	0.34 [c]
Net realized and unrealized gain (loss)	0.59	2.36	2.37	(4.27)	(3.72)
Total from investment operations	0.74	2.51	2.55	(4.00)	(3.38)
Less dividends and distributions to shareholders from:
Net investment income	(0.25)	(0.26)	(0.22)	(0.27)	(0.43)
Net realized gain	—	—	—	—	(1.93)
Tax return of capital	—	—	(0.06)	(0.15)	—
Total dividends and distributions to shareholders	(0.25)	(0.26)	(0.28)	(0.42)	(2.36)
Redemption fees retained by the Fund	0.00 [d]	0.00 [d]	0.00 [d]	0.00 [d]	0.00 [d]
Net increase (decrease) in net asset value	0.49	2.25	2.27	(4.42)	(5.74)
Net asset value, end of year	$12.08	$11.59	$9.34	$7.07	$11.49
Total investment return	6.44%	27.15%	37.81%	–35.82%	–20.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$128.7	$86.0	$58.6	$48.5	$117.2
Ratio of expenses to average daily net assets	0.95%[e]	0.97%[e]	1.04%[e]	0.97%	0.90%
Ratio of net investment income to average daily net assets	1.26%[e]	1.42%[e]	2.59%	2.56%	2.07%
Portfolio turnover rate	74%	102%	119%	92%	35%

a  Calculation based on average shares outstanding.

b  16.9% of gross income was attributable to dividends paid by Simon Property Group.

c  10% of net investment income was attributable to a special dividend paid by Boston Properties.

d  Amount is less than $0.005.

e  Non class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Realty Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on July 3, 1997 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The Fund's investment objective is total return. The authorized shares of the Fund are divided into four classes designated Class A, B, C, and I shares. Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares). Class B shares automatically convert to Class A shares at the end of the month which precedes the eighth anniversary of the purchase date.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Over-the-counter options quotations are provided by the respective counterparty when such prices are believed by Cohen & Steers Capital Management, Inc. (the advisor), pursuant to delegation by the Board of Directors, to reflect the fair market value.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the advisor to be over-the-counter, are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the advisor, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Securities for which market prices are unavailable, or securities for which the advisor determines that the bid and/or asked price or a counterparty valuation does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$579,660,668	$579,660,668	$—	$—
Preferred Securities—$25 Par Value	10,001,519	10,001,519	—	—
Money Market Funds	18,500,085	—	18,500,085	—
Total Investments	$608,162,272	$589,662,187	$18,500,085	$—

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of December 31, 2010	$898,000
Realized loss	(25,749)
Sales	(872,251)
Balance as of December 31, 2011	$—

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or an increase in realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Options: The Fund writes covered call options on a security and may write put or call options on an index and put options on a security with the intention of earning option premiums. Option premiums may increase the Fund's realized gains and therefore may help increase distributable income. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premiums received. Premiums received from writing options which are exercised or closed, are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the call premium is added to the proceeds of the security sold to determine its gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period;

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions where it trades for all open tax years and has concluded that as of December 31, 2011, no additional provisions for income tax would be required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with day-to-day investment decisions and generally

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund for the first $1.5 billion and 0.65% thereafter of the average daily net assets of the Fund.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the Fund's average daily net assets. For the year ended December 31, 2011, the Fund paid the advisor $116,221 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to the Class A shares and up to 0.75% of the average daily net assets attributable to the Class B and Class C shares.

For the year ended December 31, 2011, the Fund has been advised that the distributor received $63,440 in sales commissions from the sale of Class A shares and that the distributor also received $22, $7,819 and $36,025 of contingent deferred sales charges relating to redemptions of Class A, Class B and Class C shares, respectively. The distributor has advised the Fund that proceeds from the contingent deferred sales charges on the Class B and Class C shares are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes and interest and other financing costs associated with these classes.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net asset value of the Fund's Class A shares and up to 0.25% of the average daily net asset value of the Fund's Class B and Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Effective January 1, 2012, the Board of Directors of the Fund approved the adoption of a shareholder services plan for the Fund's Class I shares, pursuant to which the Fund pays the distributor a fee at an annual rate of up to 0.10% of the average daily net asset value of the Fund's Class I shares.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the advisor. The Fund does not pay compensation to any directors and officers affiliated with the advisor except for the Chief Compliance Officer, who received compensation from the Advisor that was reimbursed by the Fund in the amount of $9,516 for the year ended December 31, 2011.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2011, totaled $489,397,215 and $432,212,665 respectively.

Transactions in options written during the year ended December 31, 2011, were as follows:

	Number of Contracts	Premium
Options outstanding at December 31, 2010	—	$—
Options written	1,916	124,092
Options terminated in closing transactions	(663)	(64,311)
Options exercised	(1,253)	(59,781)
Options outstanding at December 31, 2011	—	$—

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2011	2010
Ordinary income	$9,280,347	$9,436,870

As of December 31, 2011, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$479,641,163
Gross unrealized appreciation	$128,548,025
Gross unrealized depreciation	(26,916)
Net unrealized appreciation	$128,521,109

As of December 31, 2011, the Fund had a short-term capital loss carryforward of $48,766,741 which may be used to offset future capital gains. These losses will expire on December 31, 2017. In addition, the Fund incurred short-term capital losses of $3,134,757 after October 31, 2011, that it has elected to treat as arising in the following fiscal year.

During the year ended December 31, 2011, the Fund utilized net capital loss carryforwards of $21,695,293.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of December 31, 2011, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to foreign currency transactions, fund distributions and prior year REIT adjustments. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $6,086,555, accumulated net realized loss was credited $5,453 and accumulated undistributed net investment income was credited $6,081,102. Net assets were not affected by this reclassification.

Note 5. Capital Stock

The Fund is authorized to issue 200 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2011		For the Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
CLASS A:
Sold	9,973,588	$116,934,090	10,298,436	$104,231,228
Issued as reinvestment of dividends	298,356	3,361,023	307,443	3,122,209
Redeemed	(7,638,262)	(87,791,211)	(10,399,656)	(108,957,731)
Redemption fees retained by the Fund[a]	—	1,961	—	17,375
Net increase (decrease)	2,633,682	$32,505,863	206,223	$(1,586,919)
CLASS B:
Sold	4,516	$45,723	16,834	$164,595
Issued as reinvestment of dividends	7,853	84,474	24,692	236,657
Redeemed	(1,508,384)	(16,913,855)	(1,655,821)	(15,692,630)
Redemption fees retained by the Fund[a]	—	210	—	2,456
Net decrease	(1,496,015)	$(16,783,448)	(1,614,295)	$(15,288,922)
CLASS C:
Sold	4,432,341	$49,126,481	4,560,589	$43,992,688
Issued as reinvestment of dividends	131,510	1,392,638	155,788	1,496,170
Redeemed	(4,127,785)	(45,235,120)	(4,051,130)	(38,546,881)
Redemption fees retained by the Fund[a]	—	2,031	—	15,913
Net increase	436,066	$5,286,030	665,247	$6,957,890

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2011		For the Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
CLASS I:
Sold	6,543,597	$78,586,269	3,762,107	$41,380,007
Issued as reinvestment of dividends	136,350	1,581,929	119,457	1,252,056
Redeemed	(3,454,961)	(40,519,391)	(2,731,502)	(27,175,046)
Redemption fees retained by the Fund[a]	—	839	—	4,965
Net increase	3,224,986	$39,649,646	1,150,062	$15,461,982

a  A 2% redemption fee may be charged on shares sold within 60 days of the time of purchase. Redemption fees are paid directly to the Fund. Effective March 1, 2011, the Fund no longer charges redemption fees.

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires January 27, 2012. The Fund pays a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the credit agreement. (For the period January 1, 2011 through January 28, 2011, the commitment fee was 0.15%). Effective January 27, 2012, the credit agreement was renewed under similar terms and expires January 25, 2013. The commitment fee was reduced to 0.10%.

During the year ended December 31, 2011, the Fund did not borrow under the credit agreement.

Note 7. Derivative Investments

The following table presents the effect of derivatives held during the year ended December 31, 2011, along with the respective location in the financial statements. The volume of activity for written options for the year ended December 31, 2011 in summarized in Note 3.

Statement of Operations
Derivatives	Location	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Equity contracts	Net Realized and Unrealized Gain (Loss)	$57,098	—

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-04, "Fair Value Measurements and Disclosures (Topic 820)—Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs" ("ASU 2011-04"). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required.

Management is currently evaluating the impact the adoption of this pronouncement will have on the Fund's financial statements. ASU 2011-04 is effective for fiscal years and interim periods beginning after December 15, 2011.

Note 10. Subsequent Events

Events and transactions occurring after December 31, 2011 and through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements and no additional disclosure is required.

COHEN & STEERS REALTY INCOME FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Realty Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Realty Income Fund, Inc. (the "Fund") at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 17, 2012

COHEN & STEERS REALTY INCOME FUND, INC.

TAX INFORMATION—2011 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $179,542.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS REALTY INCOME FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least the Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Director[4]

Robert H. Steers Age: 58	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (the Advisor) since 2003 and its parent, Cohen & Steers, Inc. since 2004. Vice President of Cohen & Steers Securities, LLC.	19	1991 to present

Martin Cohen Age: 63	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and Cohen & Steers, Inc. since 2004. Prior to that, President of the Advisor; Vice President of Cohen & Steers Securities, LLC.	19	1991 to present

Disinterested Directors

Michael G. Clark Age: 46	Director	Until next election of directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	19	June 2011 to present

  (table continued on next page)

COHEN & STEERS REALTY INCOME FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least the Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Bonnie Cohen[5] Age: 69	Director	Until next election of directors	Consultant. Board Member, United States Department of Defense Business Board since 2010; Advisory Board member, Posse Foundation since 2004; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004; Board member Teluride Mountain Film Festival since 2010; Former Director, Reis, Inc. (real estate analytics firm) from 2003 to 2009; Former member of the Investment Committee, The Moriah Fund from 2002 to 2008; Former Board member, Foundation for Arts and Preservations in Embassies from 2001 to 2009; Former Under Secretary of State for Management, United States Department of State, 1996-2000.	19	2001 to present

George Grossman Age: 58	Director	Until next election of directors	Attorney-at-law	19	1993 to present

Richard E. Kroon Age: 69	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	19	2004 to present

  (table continued on next page)

COHEN & STEERS REALTY INCOME FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least the Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard J. Norman Age: 68	Director	Until next election of directors	Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps from 2008 to February 2010; Member, Montgomery County, Maryland Department of Corrections Chaplains Corp since February 2010; Special Representative, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Financial Education Fund Chair, The Foundation Board of Maryland Public Television since 2009; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	19	2001 to present

Frank K. Ross Age: 68	Director	Until next election of directors	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) since 2004. Formerly, Midatlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	19	2004 to present

  (table continued on next page)

COHEN & STEERS REALTY INCOME FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least the Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Willard H. Smith Jr.[6] Age: 75	Director	Until next election of directors	Board member, Essex Property Trust, Inc. since 1996; Former Board member, Realty Income Corporation from 1996 to 2009; Former Board member, Highwoods Property Trust from 1996 to 2005; Former Board member, Crest Net Lease, Inc. from 1999 to 2009 Formerly, Managing Director at Merrill Lynch & Co., Equity Capital Markets Division, from 1983 to 1995.	19	1996 to present

C. Edward Ward Jr. Age: 65	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004. Formerly Director of closed-end fund management for the New York Stock Exchange, where he worked from 1979 to 2004.	19	2004 to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM (Interested Directors).

5  Martin Cohen and Bonnie Cohen are not related.

6  Effective December 31, 2011, Willard H. Smith, Jr. retired from the Board of Directors in accordance with the mandatory retirement policy.

COHEN & STEERS REALTY INCOME FUND, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held with Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 47	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 48	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

Thomas N. Bohjalian Age: 46	Vice President	Senior Vice President of CSCM since 2006. Prior to that, Vice President of CSCM from 2003 through 2005. Prior thereto, Vice President at AEW Capital Management.	Since 2006

Yigal Jhirad Age: 47	Vice President	Senior Vice President of CSCM since 2007. Prior to that, executive director at Morgan Stanley and head of prime brokerage equity product marketing responsible for developing and marketing quantitative and derivatives product to hedge funds.	Since 2007

Scott Crowe Age: 34	Vice President	Senior Vice President and Global Research Strategist of the Advisor since 2007. Prior thereto, Executive Director at UBS and head of U.S. REITs and a global strategist. He also worked at UBS Warburg as a real estate analyst.	Since 2008

Francis C. Poli Age: 49	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007

James Giallanza Age: 45	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

  (table continued on next page)

COHEN & STEERS REALTY INCOME FUND, INC.

Name, Address and Age[1]	Position(s) Held with Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Lisa D. Phelan Age: 43	Chief Compliance Officer	Senior Vice President and Director of Compliance of CSCM since 2007 and prior to that, Vice President since 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004.	Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS REALTY INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don't share

For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share

For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share

For our affiliates to market to you—	No	We don't share

For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS REALTY INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds, and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REALTY INCOME FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

COHEN & STEERS REALTY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Thomas N. Bohjalian
Vice president

Yigal D. Jhirad
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class  A—CSEIX
Class  B—CSBIX
Class  C—CSCIX
Class  I— CSDIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Realty Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

eDelivery NOW AVAILABLE

Stop traditional mail delivery; receive your shareholder reports and prospectus online.

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COHEN & STEERS

REALTY INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

Annual Report December 31, 2011

Cohen & Steers Realty Income Fund

CSEIXAR

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  A current copy of the Code of Ethics is available on the Registrant’s website at cohenandsteers.com/downloads/code_of_ethics_exec_and_senior.pdf.  Upon request, a copy of the Code of Ethics can be made by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY  10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark and Frank K. Ross, each a member of the board’s audit committee, are each an “audit committee financial expert”.  Mr. Clark and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2011	2010
Audit Fees	$47,000	$47,000
Audit-Related Fees	$0	$0
Tax Fees	$6,000	$6,000
All Other Fees	$0	$0

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)       The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-

approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e) (2)      No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended December 31, 2011 and December 31, 2010, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2011	2010
Registrant	$6,000	$6,000
Investment Advisor	$20,000	$20,000

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X  was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REALTY INCOME FUND, INC.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer

Date: March 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: March 2, 2012